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                                                                    Exhibit 99.1

      Certificate pursuant to 18 U.S.C. Section 1350 as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In accordance with the requirements of the Sarbanes-Oxley Act of 2002, the undersigned, to the best of their knowledge, hereby certify that the report of UCB Financial Group, Inc., filed on Form 10-QSB for the period ended June 30, 2002,: (1) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) fairly represents, in all material respects, the financial condition and results of operations of UCB Financial Group, Inc.

/s/ Ronnie L. Austin                                      August 12, 2002
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Ronnie L. Austin, President and                           Date
Chief Executive Officer



/s/ Edward Cooney                                         August 12, 2002
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Edward Cooney, Chief                                      Date
Financial Officer